Exhibit 99.28

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		3/31/2007
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$365,734.00

Total Disbursements	$365,734.00

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply fully with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$15,122.16	$
8. Unsecured Creditors		$0.00		$652,303.50	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00	$		$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Sidney O. Harris	Date:	4/10/2007

Sidney O. Harris
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
January 1, 2007 through March 31, 2007

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 1/01/07-3/31/07		0.00

Check	ACH	01/16/2007		BANK CHARGES	(365.13)
Bill Pmt -Check	WIRE	01/08/2007	BENTOVIM	TFS BOARD DEC2006 & JAN2007	(5,000.00)
Bill Pmt -Check	1058	01/04/2007	AZ CORPCOM	TFS-DI 2005	(144.00)
Bill Pmt -Check	1059	01/04/2007	LYON	TFS BOARD JAN2007	(2,500.00)
Bill Pmt -Check	1060	01/04/2007	NEUSTAR	DNS SERVICES	(200.41)
Bill Pmt -Check	1061	01/04/2007	NJ TREASURER	REINSTATE REFAC	(295.00)
Bill Pmt -Check	1062	01/04/2007	PDAVIS	TFS BOARD JAN2007	(2,500.00)
Bill Pmt -Check	1063	01/04/2007	RENA	TEMPORARY SERVICES PAYROLL/CLERK	(40.80)
Bill Pmt -Check	1064	01/04/2007	STEVEBROWN	LEGAL NOVEMBER 2006	(12,100.58)
Bill Pmt -Check	1065	01/04/2007	NJ TREASURER	ANNUAL REPORT FEES	(310.00)
Bill Pmt -Check	1066	01/08/2007	PISARUK	LEGAL DECEMBER 2006	(2,187.36)
Bill Pmt -Check	1067	01/11/2007	NEW WAY	JANUARY RENT WA STORAGE TRAILERS	(653.40)
Bill Pmt -Check	1068	01/11/2007	PITMAN	CONSULTING/TEMPORARY SERVICE	(2,001.56)
Bill Pmt -Check	1069	01/11/2007	STEVEBROWN	LEGAL DECEMBER 2006	(15,526.07)
Bill Pmt -Check	1070	01/19/2007	BAKERMCKEN	LEGAL DECEMBER 2006	(159.20)
Bill Pmt -Check	1071	01/19/2007	PITMAN	W/E 1/14/07 CONSULTING/TEMP SVCS	(2,402.63)
Bill Pmt -Check	1072	01/19/2007	STEPTOE	RETAINER	(5,000.00)
Bill Pmt -Check	1073	01/26/2007	ADP	ADP CHARGES	(105.00)
Bill Pmt -Check	1074	01/26/2007	BANKOFNY	DECEMBER 2006 TRANSFER AGENT FEES	(1,821.82)
Bill Pmt -Check	1075	01/26/2007	IRON	OFFSITE STORAGE	(1,390.95)
Bill Pmt -Check	1076	01/26/2007	LINEARNET	IT CONSULTING	(3,000.00)
Bill Pmt -Check	1077	01/26/2007	NEUSTAR	DNS SERVICES	(180.35)
Bill Pmt -Check	1078	01/26/2007	PITMAN	W/E 1/21/07 CONSULTING/TEMP SVCS	(1,694.96)
Bill Pmt -Check	1079	01/26/2007	PUBLIC STORAGE	STORAGE UNITS WASHINGTON FEB07	(506.00)

Bill Pmt -Check	1080	01/26/2007	RENA	TEMPORARY SERVICES PAYROLL/CLERK	(156.40)
Bill Pmt -Check	1081	01/26/2007	SQUIRE	LEGAL DECEMBER 2006	(9,175.75)
Nonauto		01/31/2007	BANK CHARGES	ADP CHARGES	(308.97)
Check	ACH	02/16/2007	US Bank	BANK CHARGES	(72.09)
Bill Pmt -Check	WIRE	02/06/2007	BENTOVIM	TFS BOARD FEB2007	(2,500.00)
Bill Pmt -Check	WIRE	02/21/2007	BRIDGE	December 2006	(27,383.35)
Bill Pmt -Check	1082	02/06/2007	BENTOVIM	Void check	0.00
Bill Pmt -Check	1083	02/06/2007	EEW	Quarterly environmental testing CT	(1,205.00)
Bill Pmt -Check	1084	02/06/2007	JENNINGS	October, November, & December 2006	(23,001.20)
Bill Pmt -Check	1085	02/06/2007	LYON	TFS BOARD FEB2007	(2,500.00)
Bill Pmt -Check	1086	02/06/2007	NEW WAY	Storage Trailers WA Feb2007	(653.40)
Bill Pmt -Check	1087	02/06/2007	PDAVIS	TFS BOARD FEB2007	(2,500.00)
Bill Pmt -Check	1088	02/06/2007	PITMAN	W/E 1/28/07 & w/e 2/4/07	(4,990.16)
Bill Pmt -Check	1089	02/06/2007	RENA	Temporary services payroll accountant	(217.60)
Bill Pmt -Check	1090	02/06/2007	STEVEBROWN	January 2007	(27,086.11)
Bill Pmt -Check	1091	02/06/2007	STINSON	RETAINER	(40,000.00)
Bill Pmt -Check	1092	02/08/2007	USTRUSTEE	Q42006 TFS-DI	(250.00)
Bill Pmt -Check	1093	02/08/2007	USTRUSTEE	Q42006 TFS	(5,000.00)
Bill Pmt -Check	1094	02/15/2007	BRIDGE	Void check	0.00
Bill Pmt -Check	1095	02/15/2007	DSCHOTT	Consulting Patent project	(1,000.00)
Bill Pmt -Check	1096	02/15/2007	HORIZONMOV	moving	(343.00)
Bill Pmt -Check	1097	02/15/2007	PITMAN	W/E 2/11/07	(2,012.25)
Bill Pmt -Check	1098	02/15/2007	RENA	Temporary services payroll accountant	(122.40)
Bill Pmt -Check	1099	02/15/2007	SKIRITAI	BENTOVIM JAN07 TFS Board expenses	(545.20)
Bill Pmt -Check	1100	02/15/2007	IRON	January 2007 offsite storage	(1,473.42)
Bill Pmt -Check	1101	02/15/2007	AZ CORPCOM	Void check	0.00
Bill Pmt -Check	1102	02/15/2007	AZ CORPCOM	TFS-DI 2006 Annual report	(126.00)
Bill Pmt -Check	1103	02/26/2007	ADP	Void check	0.00
Bill Pmt -Check	1104	02/26/2007	NEUSTAR	Void check	0.00
Bill Pmt -Check	1105	02/26/2007	PISARUK	Void check	0.00
Bill Pmt -Check	1106	02/26/2007	PITMAN	W/E 2/18/07	(2,439.28)
Bill Pmt -Check	1107	02/26/2007	PR NEWSWIRE	annual dues/membership	(150.00)
Bill Pmt -Check	1108	02/26/2007	PUBLIC STORAGE	2 storage units WA Mar07	(506.00)
Bill Pmt -Check	1109	02/26/2007	RENA	Temporary services payroll accountant	(251.60)
Bill Pmt -Check	1110	02/26/2007	ADP	yearend processing charges	(276.86)
Bill Pmt -Check	1111	02/26/2007	NEUSTAR	January 2007 DNS services	(193.37)
Bill Pmt -Check	1112	02/26/2007	PISARUK	legal services January 2007	(3,007.50)
Bill Pmt -Check	1113	02/28/2007	AZ CORPCOM	TFS Annual report 4/2006 w/penalties	(144.00)
Check	ACH	03/16/2007	US Bank	BANK CHARGES	(142.18)

Bill Pmt -Check	WIRE	03/02/2007	BENTOVIM	TFS BOARD MAR2007	(2,500.00)
Bill Pmt -Check	WIRE	03/05/2007	BRIDGE	January 2007 Professional Fees	(21,473.80)
Bill Pmt -Check	WIRE	03/27/2007	BRIDGE	February 2007 Professional Fees	(21,425.18)
Bill Pmt -Check	1114	03/02/2007	AZ CORPCOM	EXPEDITE ADDRESS CHANGE FEE	(35.00)
Bill Pmt -Check	1115	03/02/2007	BAKERBOTTS	000145000 (US BANK CHECKING)	0.00
Bill Pmt -Check	1116	03/02/2007	AZ CORPCOM	ADDRESS EXPEDITE FEE	(35.00)
Bill Pmt -Check	1117	03/02/2007	BAKERBOTTS	PATENT MAINTENANCE FEE	(2,256.00)
Bill Pmt -Check	1118	03/02/2007	JENNINGS	January 2007 Legal Fees	(8,422.14)
Bill Pmt -Check	1119	03/02/2007	LYON	TFS BOARD MAR2007	(2,500.00)
Bill Pmt -Check	1120	03/02/2007	PDAVIS	TFS BOARD MAR2007	(2,500.00)
Bill Pmt -Check	1121	03/02/2007	PITMAN	W/E 2/25/07 Consulting Fees	(2,307.40)
Bill Pmt -Check	1122	03/08/2007	AZDEPTREV	TFS 2006 EXT	(50.00)
Bill Pmt -Check	1123	03/08/2007	COMMISSION	REFAC EST 2006	(250.00)
Bill Pmt -Check	1124	03/08/2007	CT CORP	Representation fee	(249.00)
Bill Pmt -Check	1125	03/08/2007	FLORIDADEP	WITHDRAW FILING FEE	(35.00)
Bill Pmt -Check	1126	03/08/2007	FRANCHISE	TFS 2006 EXT	(800.00)
Bill Pmt -Check	1127	03/08/2007	MASS SEC	WITHDRAW TFS	(100.00)
Bill Pmt -Check	1128	03/08/2007	NEW WAY	March 2007 storage trailer rental	(653.40)
Bill Pmt -Check	1129	03/08/2007	PITMAN	W/E 3/4/07 Consulting fees	(1,992.74)
Bill Pmt -Check	1130	03/08/2007	RENA	temporary services	(190.40)
Bill Pmt -Check	1131	03/08/2007	SANMINAAL	CREDIT MEMOS	(850.00)
Bill Pmt -Check	1132	03/08/2007	SQUIRE	January 2007 Legal Fees	(39,392.09)
Bill Pmt -Check	1133	03/08/2007	STATE NJ	REFAC 2006 EXT	(500.00)
Bill Pmt -Check	1134	03/08/2007	STEVEBROWN	February 2007 Legal Fees	(7,547.05)
Bill Pmt -Check	1135	03/21/2007	EEW	potable well survey	(2,500.00)
Bill Pmt -Check	1136	03/21/2007	HARDING	401k penalties issue/2006 tax extensions	(350.00)
Bill Pmt -Check	1137	03/21/2007	IRON	February 2007 offsite record storage	(715.80)
Bill Pmt -Check	1138	03/21/2007	PITMAN	w/e 3/11/07 & 3/18/07 Consulting	(2,688.48)
Bill Pmt -Check	1139	03/21/2007	RENA	temporary services	(81.60)
Bill Pmt -Check	1140	03/28/2007	BAKERMCKEN	February 2007 Legal Fees	(470.40)
Bill Pmt -Check	1141	03/28/2007	BANKOFNY	January & February 2007 transfer agent fees	(3,682.33)
Bill Pmt -Check	1142	03/28/2007	JENNINGS	February 2007 Legal Fees	(10,494.83)
Bill Pmt -Check	1143	03/28/2007	NEUSTAR	February DNS services	(158.07)
Bill Pmt -Check	1144	03/28/2007	PITMAN	W/E 3/25/07 Consulting fees	(1,714.19)
Bill Pmt -Check	1145	03/28/2007	PUBLIC STORAGE	storage units Washington state	(502.78)
Bill Pmt -Check	1146	03/28/2007	SQUIRE	February 2007 Legal Fees	(6,493.01)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 1/01/07-3/31/07		(365,734.00)

			TOTAL DISBURSEMENTS FOR 1/01/07-3/31/07		(365,734.00)